UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2025
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As disclosed below, on May 15, 2025, the shareholders of YUM! Brands, Inc. (the “Company”) approved the adoption of the YUM! Brands, Inc. 2025 Long Term Incentive Plan (the “LTIP”) at the Company’s annual meeting of shareholders. The terms of the LTIP are set forth in the proxy statement, dated April 4, 2025, for the annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 4, 2025. The description of the LTIP in the section of the proxy statement titled “Proposal to Approve the Company’s 2025 Long Term Incentive Plan” is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 15, 2025, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	217,867,209	2,955,193	255,601	25,435,310
Keith Barr	219,054,536	1,779,526	243,941	25,435,310
M. Brett Biggs	220,065,585	764,903	247,515	25,435,310
Christopher M. Connor	214,792,763	6,043,651	241,589	25,435,310
Brian C. Cornell	183,916,404	36,928,355	233,244	25,435,310
Tanya L. Domier	220,446,543	420,838	210,622	25,435,310
Susan Doniz	219,273,712	1,586,849	217,442	25,435,310
David W. Gibbs	219,992,746	846,480	238,777	25,435,310
Mirian M. Graddick-Weir	210,305,634	10,549,104	223,265	25,435,310
Thomas C. Nelson	210,545,334	10,288,634	244,035	25,435,310
P. Justin Skala	219,506,714	1,327,845	243,444	25,435,310
Annie Young-Scrivner	220,428,185	432,126	217,692	25,435,310

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2025 was approved based upon the following votes:

Votes for approval	231,162,848
Votes against	15,017,365
Abstentions	333,100
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	199,751,600
Votes against	19,238,724
Abstentions	2,087,679
Broker non-votes	25,435,310

4.The proposal to approve the Company’s 2025 Long Term Incentive Plan was approved based on the following votes:

Votes for approval	212,761,346
Votes against	7,788,853
Abstentions	527,804
Broker non-votes	25,435,310

5.The shareholder proposal regarding adoption of a policy on the use of antimicrobials in food-producing animals was not approved based upon the following votes:

Votes for approval	27,219,468
Votes against	190,061,134
Abstentions	3,797,401
Broker non-votes	25,435,310

6.The shareholder proposal regarding the commission of a report on faith-based employee resource groups was not approved based upon the following votes:

Votes for approval	2,128,464
Votes against	215,825,753
Abstentions	3,123,786
Broker non-votes	25,435,310

7.The shareholder proposal regarding workplace safety policies and practices was not approved based upon the following votes:

Votes for approval	41,222,226
Votes against	176,584,124
Abstentions	3,271,653
Broker non-votes	25,435,310

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

10.1	YUM! Brands, Inc. 2025 Long Term Incentive Plan, which is incorporated herein by reference to Appendix A to the Company’s Proxy Statement dated April 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 20, 2025	/s/ Larry Derenge
Vice President and Associate General Counsel